Exhibit 10.5

                   REAFFIRMATION AND RATIFICATION AGREEMENT

                                          July 28, 2005
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

      Reference is made to the (a) Subsidiary Guaranty dated as of August 16, 2004 made by each of CSI Sub Corp., Inc., a Delaware corporation (the "CSI Sub"), DeLeeuw Associates, LLC, a Delaware limited liability company ("DeLeeuw") and Evoke Software Corporation, a Delaware corporation ("Evoke") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), (b) Master Security Agreement dated as of August 16, 2004 Conversion Services International, Inc. a Delaware corporation ("CSII"), CSI Sub, DeLeeuw and Evoke in favor of Laurus (as amended, modified or supplemented from time to time, the "Master Security Agreement") and (c) Stock Pledge Agreement dated as of August 16, 2004 made by CSII, in favor of Laurus (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement"). (the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the "Existing Security and Guaranty Agreements").

      1. To induce Laurus to provide additional financial accommodations to CSII pursuant to that certain Secured Revolving Note, dated August 16, 2004 made by CSII in favor of Laurus (as amended, modified or supplemented from time to time, the "2004 Laurus Revolving Note"), (ii) the Securty Agreement referred to in the 2004 Laurus Revolving Note (as amended, modified or supplemented from time to time, the "2004 Laurus Security Agreement"), (iii) the Ancillary Agreements referred to in, and defined in, the 2004 Laurus Security Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the "2004 Laurus Agreements"), each of CSII, CSI Sub, and DeLeeuw hereby:

            (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the 2004 Laurus Agreements to which it is a party and the documents, instruments and agreements entered into in connection therewith;

            (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of CSII, CSI Sub, and DeLeeuw under each of the 2004 Laurus Agreements to which it is a party are (i) "Obligations" under, and as defined in the Subsidiary Guaranty, (ii) "Obligations" under, and as defined in, the Master Security Agreement and (iii) "Indebtedness" under, and as defined in, the Stock Pledge Agreement;

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            (c) acknowledges, ratifies and confirms that each of the 2004 Laurus
Agreements to which it is a party are "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

            (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the 2004 Laurus Agreements to which it is a party, provided, however, that the transactions contemplated by the 2004 Laurus Agreements shall not be deemed to violate any of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements;

            (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement; and

            (f) acknowledges, ratifies and confirms the grant by each of CSII, CSI Sub, and DeLeeuw to Laurus of a security interest in the assets of (including the equity interests owned by) each of CSII, CSI Sub, and DeLeeuw, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements to which such entity is a party.

      2. Laurus hereby acknowledges the sale of the Evoke Software Corporation to Similarity Systems ("Similarity") on July 18, 2005 (the "Evoke Sale") and hereby agrees the consummation of the Evoke Sale shall not be deemed to violate any of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements. The Company further agrees to deliver to Laurus on the date hereof as security for the satisfaction of the Indebtedness (as defined in the Stock Pledge Agreement) the Collateral (as defined in the Stock Pledge Agreement) relating to all of its equity ownership in Similarity, and to amend Schedule A to the Stock Pledge Agreement to reflect the same.

      3. CSII hereby undertakes (i) to cause McKnight Associates, Inc., a wholly owned subsidiary of CSII acquired on July 22, 2005 pursuant to an Agreement and Plan of Merger ("McKnight"), on the date hereof to execute and deliver to Purchaser the form of Joinder Agreement attached hereto as Exhibit A and otherwise become party to the Existing Security and Guaranty Agreements, as required by the terms set forth therein and (ii) to deliver to Laurus on the date hereof as security for the satisfaction of the Indebtedness (as defined in the Stock Pledge Agreement) the Collateral (as defined in the Stock Pledge Agreement) relating to McKnight and to amend Schedule A to the Stock Pledge Agreement to reflect the same.

      4. CSII hereby undertakes (i) to cause ISI Merger Corp. ("ISI"), within five (5) days of the date of its acquisition by CSII to execute and deliver to Purchaser the form of Joinder Agreement, substantially in the form attached hereto as Exhibit A and otherwise become party to the Existing Security and Guaranty Agreements, as required by the terms set forth therein and (ii) to deliver to Laurus, on such date as security for the satisfaction of the Indebtedness (as defined in the Stock Pledge Agreement), the Collateral (as defined in the Stock Pledge Agreement) relating to ISI and to amend Schedule A to the Stock Pledge Agreement to reflect the same.



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This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                    Very truly yours,

                                    CONVERSION SERVICES
                                    INTERNATIONAL, INC.
                                    By: /s/ Scott Newman
                                    Name: Scott Newman
                                    Title: President
                                    Address:

                                    CSI SUB CORP., INC.
                                    By: /s/ Scott Newman
                                    Name: Scott Newman
                                    Title: President
                                    Address:

                                    DELEEUW ASSOCIATES, LLC
                                    By: /s/ Scott Newman
                                    Name: Scott Newman
                                    Title: CEO

                                    Address:

                                    MCKNIGHT ASSOCIATES, INC.
                                    By: /s/ Scott Newman
                                    Name: Scott Newman
                                    Title: President
                                    Address:


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Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By: /s/ David Grin
    Name: David Grin
    Title: Director

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